                               UNITED STATES

                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the

                      Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported) December 31, 2008

                   CONSOLIDATED CAPITAL PROPERTIES IV, LP

           (Exact name of Registrant as specified in its charter)

Delaware	0-11002	94-2768742
(State or other jurisdiction	(Commission	(I.R.S. Employer
Of incorporation or	File Number)	Identification Number)
Organization)

                               55 Beattie Place

                             Post Office Box 1089

                       Greenville, South Carolina 29602

                   (Address of principal executive offices)

                                (864) 239-1000

                          (Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01   Completion of Acquisition or Disposition of Assets.

Consolidated Capital Properties IV, LP, a Delaware limited partnership (the “Registrant”), owns a 99% interest in Foothill Chimney Associates Limited Partnership, a Georgia limited partnership (the “Partnership”).  The Partnership owns Belmont Place Apartments (“Belmont Place”), a 326-unit apartment complex located in Marietta, Georgia.  On December 31, 2008, the Partnership sold Belmont Place to a third party, Belmont Place Apartments, LLC, a Delaware limited liability company (the “Purchaser”).  The Purchaser is affiliated with JRK Property Holdings, Inc., a California corporation, and JRK Birchmont Advsiors, LLC, a Delaware limited liability company.  The total sales price for Belmont Place was $35,200,000.  In connection with the sale of Belmont Place, the Partnership provided $2,250,000 in partial financing to the Purchaser (the “Seller Loan”).  Monthly payments of interest only commence February 1, 2009 through the Seller Loan’s November 1, 2034 maturity, which is consistent with the maturity of the senior mortgage loan encumbering Belmont Place that was assumed by the Purchaser in connection with the sale (the “Existing Mortgage Loan”).  The Seller Loan automatically will be accelerated if the lender holding the Existing Mortgage Loan exercises its call right, which is exercisable on June 1, 2012 and on each fifth anniversary thereafter until maturity.  In addition, the Seller Loan will become payable immediately if the Purchaser refinances the Seller Loan.  Interest on the Seller Loan will be payable at a rate of 3.5% for the first three years and 4% each year thereafter until maturity.  The Registrant continues to own and operate three other investment properties.

In accordance with the terms of the Registrant’s partnership agreement, the Registrant’s general partner is currently evaluating the cash requirements of the Registrant to determine what portion of the sale proceeds will be available to distribute to the Registrant’s limited partners.

Item 9.01   Financial Statements and Exhibits

(b)   Pro forma financial information.

The following unaudited pro forma balance sheet and statements of operations reflect the operations of the Registrant as if Belmont Place had been sold on January 1, 2007.  The following also excludes the operations of River’s Edge, which was previously sold (as reported on October 6, 2008), the operations of both Citadel Village and Village East, which were previously sold (as reported on June 26, 2008) and the operations of Foothill Place, which was previously sold (as reported on June 6, 2008).

The pro forma financial statements do not project the Registrant’s results of operations at any future date or for any future period. This pro forma information should be read in conjunction with the Registrant’s 2008 Quarterly Report on Form 10-Q for the period ended September 30, 2008, and the Registrant’s 2007 Annual Report on Form 10-KSB.

PRO FORMA BALANCE SHEET

(in thousands)

September 30, 2008

All other assets	$ 8,061
Investment properties, net	28,506
Total Assets	$ 36,567

All other liabilities	$ 5,390
Mortgage notes payable	27,755
Partners’ capital	3,422
Total Liabilities and Partners’ Capital	$ 36,567

PRO FORMA STATEMENTS OF OPERATIONS

(in thousands, except per unit data)

	Nine Months Ended	Year Ended

September 30, 2008

December 31, 2007

Total revenues	$6,598	$ 9,599
Total expenses	7,421	8,684
Net (loss) income	$ (823)	$ 915
Net (loss) income per limited partnership unit	$(2.30)	$ 2.56

(d)   Exhibits

10.148      Promissory Note between Foothill Chimney Limited Partnership, a Georgia limited partnership, and Belmont Place Apartments, LLC, a Delaware limited liability company, dated December 31, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSOLIDATED CAPITAL PROPERTIES IV, LP

By:   ConCap Equities, Inc.

General Partner

By:   /s/Stephen B. Waters

Stephen B. Waters

Vice President

Date: January 7, 2009